MANAGED PORTFOLIO SERIES

Tortoise Water Fund - TBLU

(the “Fund”)

Supplement dated April 6, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information for the Fund
dated March 30, 2018

On January 9, 2018, the Board of Trustees of Managed Portfolio Series (the “Board”) approved certain changes to the underlying index, investment objective and principal investment strategies of the Tortoise Water Fund.  The changes will become effective on or after June 5, 2018.

Important Notice Regarding Change in Investment Policy

Effective on or after June 5, 2018, the Tortoise Water Fund will be renamed the Tortoise Global Water ESG Fund and the Fund’s current investment objective and principal investment strategies will be replaced in their entirety with the following:

The Tortoise Global Water ESG Fund (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water ESG Net Total Return IndexSM (the “Underlying Index”).

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, modified market capitalization weighted, float adjusted index designed to track the overall performance of equity securities of global Water Companies listed on a developed country exchanges. A list of developed market exchanges is below.  The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., Water Companies).  A Water Company is defined as a company that derives at least 40% of gross revenues from either water infrastructure or water equipment and/or services.  Water infrastructure companies are those whose principal business is providing public water distribution or supporting/enhancing water distribution infrastructure via engineering, construction and/or consulting.  Water equipment/services companies are those whose principal business is producing water equipment, such as pipes, valves, pumps and water efficiency products, or providing water services, such as filtration, treatment, and testing of water.  Water equipment/services companies often provide technologies or products that manage or facilitate the management of water distribution and usage, including the fields of water efficiency, water treatment, and irrigation.

To be included in the Underlying Index, a company must be a Water Company that is listed on a developed country stock exchange. Tortoise Index Solutions, LLC (the “Adviser”), the Fund’s investment adviser, considers Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed countries. The Underlying Index may include small and medium capitalization companies.  Eligible constituents must also have a total equity market capitalization of at least $400 million at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $300 million for a minimum of 20 trading days prior to the rebalance of the Underlying Index. In addition, eligible constituents must obtain a minimum liquidity turnover of 0.15 to enter the Underlying Index and must retain a minimum liquidity turnover of at least 0.10 to remain in the Underlying Index. Liquidity turnover is calculated by dividing a company’s three-month average daily trading volume in U.S. dollars by the company’s total U.S. dollar market cap at the end of the three-month period. Lastly, eligible constituents must have a minimum Environmental, Social and Governance (“ESG”) score as determined by the index committee that governs the Underlying Index (the “Tortoise Index Committee”).  ESG scores are provided by Sustainalytics, with which the Adviser  has a contractual relationship. Sustainalytics is an independent global provider of ESG and corporate governance research. Companies that meet all other criteria but have not been rated by Sustainalytics may be included, but will be limited to 20% of the overall market capitalization of the Underlying Index.

The Underlying Index methodology permits, under certain circumstances, inclusion of certain securities that do not meet the minimum liquidity or ESG scores or exclusion of certain securities that would otherwise meet all of the Underlying Index rules for inclusion.

The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the index inclusion criteria fall below 30, the Underlying Index may include additional securities that fall below the ESG score or the liquidity turnover threshold otherwise required for inclusion. This will ensure the index remains investible and diversified.  For the Underlying Index as a whole, no individual security may be more than 7.5% of the total float adjusted market cap of the Underlying Index. Should the weighting of any individual security be more than 7.5% of the total index market cap as of the reference date for the next rebalance, excess market cap will be distributed evenly to other constituents of the Underlying Index that do not currently exceed the 7.5% threshold. Additionally, only six securities may comprise over 4% of the Underlying Index at the reference date.

In seeking to achieve its objective as an index fund, the Fund will invest at least 80% of its net assets (excluding any collateral held from securities lending) in common stocks and American depository receipts (“ADRs”) of Water Companies that comprise the Underlying Index. ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. The Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) (collectively, with ADRs, “Depositary Receipts”). Under normal conditions, the Fund generally will invest in substantially all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index.  The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to the Underlying Index and its components, cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which the Adviser believes will help the Fund track the Underlying Index.

As of the March 16, 2018 rebalance, the Underlying Index was comprised of 36 constituents.  The Underlying Index will rebalance quarterly in March, June, September and December. No constituents will be added to the Underlying Index between rebalance dates. Constituents are reviewed annually, at the March rebalance, to determine that they continue to meet the definition of a Water Company under the Underlying Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Underlying Index constituent changes and updates as well as any changes to the methodology will be posted to www.tortoiseadvisors.com. The Underlying Index was established in 2018 and is owned by the Adviser. The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund’s at no cost to the Fund.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the water industry.

The Fund has elected to be, and intends to qualify each year for treatment as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Thank you for your investment. If you have any questions, please call the Fund toll-free at 844-TR-INDEX (844-874-6339).

This supplement should be retained with your Prospectus, Summary Prospectus and
Statement of Additional Information for future reference.